SEMI
ANNUAL
REPORT

March 31, 1998
Franklin Managed Trust


   Franklin Rising Dividends Fund
   Franklin Investment Grade Income Fund
   Franklin Corporate Qualified Dividend Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


SHAREHOLDER LETTER

CONTENTS

Shareholder Letter............................................       1
Fund Reports..................................................       4
 Franklin Rising
Dividends Fund................................................       4
 Franklin Investment Grade
Income Fund...................................................      13
 Franklin Corporate
Qualified Dividend Fund.......................................      19
Financial Highlights &
Statement of Investments......................................      24
Financial Statements..........................................      36
Notes to
Financial Statements..........................................      40

Dear Shareholder:

We are pleased to bring you the Franklin Managed Trust semi-annual report for the period ended March 31, 1998.

The future foretold?
In our Franklin Managed Trust annual report of September 30, 1997, we wrote, "It is important to remember E that markets correct -- in our opinion, it is desirable for them to do so." I assure you that when we wrote these words, we had no idea the market was about to prove us accurate in quite so dramatic a fashion. Less than a month later, on October 27, the Dow Jones(R) Industrial Average (the Dow) dropped 7.18%, causing the New York Stock Exchange to close early.*

Although such a steep descent may alarm some investors, it is important to remember that periods of volatility offer opportunities to purchase companies' stocks suddenly selling at more attractive valuations. This viewpoint probably influenced many bargain-hunting investors following the October 27 fall. On the very next day, the Dow not only rose 4.7%, but continued to rise to new heights. By the end of the period under review, it stood at 8799.81, compared with its close at 7945.26 on September 30.*


*Source:Bloomberg. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.

The Asian flu: a global epidemic
The Dow's precipitous drop on October 27, in large part, resulted from concern over the growing financial crises in Asia. Following Thailand's currency devaluation during the summer, many Asian markets plummeted, igniting a worldwide decline in securities markets. Although estimates for Asian market recovery are still matter of debate, it is clear that these crises had some positive aspects.

First, the Asian economies' problems are generally perceived to have had a dampening effect on the U.S. economy, acting as a light foot on the brake that might otherwise have been applied by the Federal Reserve Board's raising of interest rates. Second, while the Asian crises may negatively affect profits for firms that export to the area, the same economic conditions could benefit businesses that import from the region. Third, the uncertainty in the Asian equity markets has resulted in a "flight to quality," making financial markets in the U.S., whose economy has grown moderately without generating inflation, more attractive to investors worldwide.

"Will the market drop again in the near future? Or will it soar to new heights? We cannot answer those questions, and neither can anyone else."

A wake-up call
Market volatility such as that experienced during the six months under review is like the proverbial "wake-up call," rousing investors from dreams of endlessly rising markets. The fact is that markets always have -- and always will -fluctuate. Will the market drop again in the near future? Or will it soar to new heights? We cannot answer those questions, and neither can anyone else.

Smart investors view their funds as long-term investments and realize that market fluctuations and short-term volatility have minimal impact upon their long-term financial goals. They understand that patience, discipline and diversification are keys to successful investing and that mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same: to provide shareholders with careful selection, broad diversification and constant professional supervision. We encourage you to speak with your investment representative about your financial goals, diversify your investments, and remember that it is time -- not timing -- that makes the difference.

As always, we appreciate your support, welcome your comments, and look forward to serving your future investment needs.

Sincerely,

William J. Lippman
President
Franklin Managed Trust



FRANKLIN RISING DIVIDENDS FUND


Your Fund's Objective: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past ten years.

We are pleased to report that Franklin Rising Dividends Fund performed soundly during the six-month reporting period ended March 31, 1998. As discussed in the Performance Summary on page 9, the Class I shares' six-month cumulative total return was +12.80%.

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. Highlighted in the table on page 7 are several criteria we use to select portfolio securities. To be eligible for purchase, stocks must pass certain
investment  "screens,"  or  screening   procedures,   requiring  consistent  and
substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the period under review, the U.S. stock market benefited from an economy characterized by solid growth, low inflation and falling long-term interest rates. Financial services stocks performed particularly well in this positive atmosphere. This trend aided two of the portfolio's largest holdings, Mercury General Corp. and National Commerce Bancorp, which also had distinguishing attributes that contributed to their strong performance during the period.
Automobile insurer Mercury General conducts the majority of its business in California. It has been able to offer drivers attractively priced auto insurance through the combination of low cost structure, a strong distribution network and very effective claims handling capabilities. As a result, Mercury gained market share while generating strong earnings growth.

National Commerce, a Tennessee-based regional bank, has become a leader in supermarket branch banking. Several years ago, the company determined that to be competitive, it needed a very low cost structure, and had to offer its customers top-quality services. To achieve this, National Commerce decided it would take itself to its customers, rather than wait for its customers to come to it. And where could the bank make itself easily accessible to its customers? At their local supermarkets, of course. This bank's branches are now almost exclusively located in high traffic supermarket stores -thereby eliminating the need for costly, stand-alone facilities. Like Mercury General, National Commerce has been able to gain market share and grow earnings as well.


"Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices."

The retail sector also performed favorably for the portfolio. Our largest holding in this sector was Family Dollar Stores, Inc., a leading participant in the growing "convenience discounter" retailing segment. Earnings growth accelerated as a result of the company's everyday low-pricing strategy, in addition to its store remodeling and expansion program. Offering basic merchandise at an attractive price from a convenient location proved to be especially popular with low- and middle-income consumers.

Despite the strong equity market during the period, several of the portfolio's stocks suffered sagging prices. These included Cohu, Inc., Dimon, Inc., and Millipore Corp. The stock price of Cohu, a manufacturer of semiconductor test handling equipment, fell as a result of weak sales reported by semiconductor manufacturers. Dimon, a tobacco leaf processor, experienced shipment delays or cancellations to some cigarette manufacturers in Asia. Slow sales of microelectronics filtration equipment, and the dollar's strength versus foreign currencies, hurt Millipore's earnings.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the period, we added positions to the portfolio including Pall Corp., Diebold, Inc., Bemis Co., Inc., and ReliaStar Financial Corp. Pall makes fluid filtration devices for a variety of industries including health care. Diebold, which makes card-based transaction systems, has an exceptional record of 44 years of annual dividend increases. Bemis is a leading manufacturer of flexible packaging for food industry use. ReliaStar, a provider of a broad range of insurance related investment products, has increased its dividend for 26 years.

We eliminated several positions from the portfolio including Gap, Inc., UST, Inc., Monsanto Co., and Bristol-Myers Squibb Co. Gap became less attractively valued than other alternative investments, and we sold it. UST is facing increasing competition in its smokeless tobacco product lines, and as a result, became a candidate for a dividend cut. Monsanto, although continuing to perform well operationally, decided to cut its dividend significantly and reinvest more cash into its businesses. In recent years, Bristol-Myers has slowed its dividend growth enough so that it no longer fits the portfolio's investment criteria.

During the past six months, the following companies made notable year-over-year dividend increases: Alberto-Culver Co. (+20%), Avery Dennison Corp. (+23.5%), Baldor Electric Co. (+21.2%), Cohu, Inc. (+33.3%), First Union Corp. (+27.6%), Mercury General Corp. (+20.7%), Nucor Corp. (+20%), and State Street Corp. (+20%).

As shown on the table to the left, our ten largest positions on March 31, 1998, comprised 27.41% of the fund's total net assets. It is interesting to note how these ten companies would, in the aggregate, respond to the fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 366.48% in the last ten years. Their most recent dividend increases averaged 17.75%, for a yield of 1.52% on March 31, 1998, and a dividend payout ratio of 29.10%. Long-term debt averaged 15.31% of capitalization, and the average price/earnings ratio was 20.07%, versus 22.88% for that of the unmanaged Standard & Poor's 500 Stock Index on the same date. It is our opinion that these companies are representative of the portfolio's fundamentally high quality. The table on page 7 compares Franklin Rising Dividends Fund to Standard &Poor's 500 Stock Index by a variety of standard measures. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Franklin Rising Dividends Fund vs.
Standard & Poor's 500(R) Stock Index*
Common Stock Analysis
Quarter Ended 3/31/98
                                      Franklin Rising
                                      Dividends Fund    S&P 500(R)
==================================================================
Gross Income Yield                         1.65%          1.39%
Price/Book Value                           3.9x           6.1x
Median Market Capitalization           $2.8 billion   $7.6 billion
Average Market Capitalization          $15.9 billion$ 17.3 billion
Price/Earnings Ratio                        19x            28x
BETA                                       0.74           1.00


Glossary of Terms:
Gross Income Yield: Rate of dividend return for a stock, calculated by dividing the annual dividend by the stock price.

Price/Book Value: Ratio of a stock's price to its book value per share. Book value is the total net asset value of a company's securities (total assets minus total liabilities). Dividing book value by the number of common shares outstanding gives the book value per share. A stock that has a low ratio of price to book value may be underpriced, and thus, a good value.

Market Capitalization: The value of a company, determined by multiplying the market price of one share by the number of its issued and outstanding shares.

Price/Earnings Ratio (P/E): The price of a stock divided by the company's earnings per share. For instance, a stock selling for $40 a share, and the company earned $2 per share last year, has a trailing P/E of 20. Companies with P/Es greater than 20 tend to be young and fast growing, while low P/E stocks tend to be in mature industries or of established blue chip companies. P/E is often used to demonstrate how expensive a stock is (i.e., how much investors are willing to pay for a company's earnings).

BETA: A measure of a stock's relative volatility, in this case relative to the S&P 500, which has a beta of 1.0. Thus, a beta below this number indicates a stock or fund should be less volatile than the S&P 500, while a beta higher than
1.0 indicates greater volatility than the S&P 500. A fund beta of 0.74 indicates the fund should be about 25% less volatile than the S&P 500.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Class I

Franklin Rising Dividends Fund - Class I produced a +12.80% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the fund's Class I shares delivered a +307.88% cumulative total return since inception on January 14, 1987.

The fund's share price, as measured by net asset value, decreased $0.17, from $26.93 on September 30, 1997, to $26.76 on March 31, 1998. During the reporting period, shareholders received per-share distributions of 5.9 cents ($0.059) in dividend income, 35.29 cents ($0.3529) in short-term capital gains, and $2.8451 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Franklin Rising Dividends Fund - Class I

Periods ended 3/31/98
                                                                     Since
                                                                   Inception
                               1-Year      5-Year    10-Year       (1/14/87)
============================================================================
Cumulative Total Return1       44.02%      118.72%   310.21%        307.88%
Average Annual Total Return2   37.52%       15.87%    14.63%         12.90%
Value of $10,000 Investment3  $13,752      $20,883   $39,158        $38,957

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge. Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at net asset value; thus actual total returns would differ. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


*Source: Standard and Poor's Micropal. The S&P 500 Stock Index is unmanaged, and one cannot invest in it directly.

Class II

Franklin Rising Dividends Fund - Class II produced a +12.54% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 12, the fund's Class II shares delivered a +113.33% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, decreased $0.18, from $26.85 on September 30, 1997, to $26.67 on March 31, 1998. During the reporting period, shareholders received no dividend income, but received 35.29 cents ($0.3529) in short-term capital gains, and $2.8451 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.


"...over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth."

Franklin Rising Dividends Fund - Class II
Periods ended 3/31/98
                                                         Since
                                                       Inception
                                              1-Year   (5/1/95)
================================================================
Cumulative Total Return1                      43.30%    113.33%
Average Annual Total Return2                  40.89%     29.22%
Value of $10,000 Investment3                 $14,089    $21,114

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN INVESTMENT
GRADE INCOME FUND


Your Fund's Objective: Franklin Investment Grade Income Fund seeks a maximum level of income consistent with prudent exposure to risk. The fund pursues this objective by investing in investment-grade debt securities having primarily intermediate maturities. The fund also seeks to offer a higher total return than a money market fund, generally with less risk to principal than a fund composed of either long-term securities or securities that are below investment-grade quality.1

During the reporting period, the fund emphasized investment in debt securities with intermediate maturities, attempting to minimize fluctuations in share value. This strategy proved effective, as the fund's Class I share price, as measured by net asset value, remained relatively stable, increasing 1.0 cent ($0.01) from $9.08 at the beginning of the period, to $9.09 on March 31, 1998.

Through a careful selection of securities we seek to control risk, in the forms of interest rate and credit risk, with special attention to the risk posed by a security's maturity. All of the portfolio's investments are call-protected to maturity, or for at least 20 years. Further, at the close of the period, the weighted average credit quality of the portfolio's securities was in the AA range, as measured by Standard & Poor's Corporation, a national credit-rating agency. The AA rating is given only to high-grade debt obligations that offer a strong degree of protection as to principal and interest.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. Generally, long-term securities and lower-quality securities provide higher yields. A money-market fund seeks a stable $1.00 per share net asset value.


 Q: What is a "put" bond, and why do we purchase them?
 A: A put bond is one that can be redeemed before maturity and still receive full face value (par). Thus, if interest rates rise, we can redeem a put bond early, at par on the optional retirement date, and reinvest the proceeds at the new, higher interest rate. Conversely, if interest rates decline, we can keep the higher yielding bond, or sell it at a favorable price. We believe that this put bond strategy should help us produce a higher total return than a money fund, without subjecting the portfolio's share price to the kind of volatility associated with longer-term bonds or lower-quality investments. Thus, put bonds are an integral part of our disciplined investment strategy.

On March 31, 1998, the portfolio had 47.3% of total net assets in government bonds, 2.0% in straight, short- and intermediate-term bonds, 34.0% in "put" bonds and 16.7% in cash and equivalents (includes net other assets and liabilities). On the same date, the fund's weighted average maturity was about
2.04 years, using the optional put dates as effective maturities, and 9.18 years, using the stated maturities.

We will maintain our fiscally responsible investment posture. It is our belief that this strategy can enable us to produce solid total returns without subjecting the portfolio's share price to significant price volatility.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Class I

Franklin Investment Grade Income Fund - Class I share price, as measured by net asset value, increased 1.0 cent ($0.01), from $9.08 on September 30, 1997, to $9.09 on March 31, 1998. The fund also paid income distributions totaling 23.5 cents ($0.235) per share over the same period. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.17%, based on an annualization of March's monthly dividend of 3.3 cents ($0.033) per share and the maximum offering price of $9.49 on March 31, 1998.

For the six-month period ended March 31, 1998, your fund produced a +2.74% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Investment Grade Income Fund - Class I

Periods ended 3/31/98
                                                                    Since
                                                                  Inception
                                1-Year     5-Year     10-Year     (1/14/87)
===========================================================================
Cumulative Total Return1          6.31%     26.71%     95.95%       92.77%
Average Annual Total Return2      1.77%      3.93%      6.49%        5.62%

Distribution Rate3                          4.17%
30-Day Standardized Yield4                  4.37%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of March's 3.3 cent per share monthly dividend and the maximum offering price of $9.49 on March 31, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at net asset value; thus actual total returns would differ.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin Investment Grade Income Fund - Advisor Class share price, as measured by net asset value, increased 2.0 cents, from $9.07 on September 30, 1997, to $9.09 on March 31, 1998. The fund also paid income distributions totaling 24.85 cents ($0.2485) per share over the same period. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.61%, based on an annualization of March's monthly dividend of 3.49 cents ($0.0349) per share and the net asset value price of $9.09 on March 31, 1998.

For the six-month period ended March 31, 1998, your fund produced a +3.00% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Investment Grade Income Fund - Advisor Class

Periods ended 3/31/98
                                                                    Since
                                                                 Inception*
                               1-Year*   5-Year*     10-Year*     (1/14/87)
===========================================================================
Cumulative Total Return1         6.67%    27.10%       96.56%       93.37%
Average Annual Total Return1     6.67%     4.91%        6.99%        6.06%

Distribution Rate2                              4.61%
30-Day Standardized Yield*,3                    4.82%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997 (commencement of sales), figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. This was a period of generally rising securities prices.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of March's 3.49 cent per share monthly dividend and the net asset value price of $9.09 on March 31, 1998.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


FRANKLIN CORPORATE
QUALIFIED DIVIDEND FUND


Your Fund's Objective: Franklin Corporate Qualified Dividend Fund is designed to serve as an income-producing vehicle for the cash reserves of taxable corporations. The fund's objective is to generate high, after-tax income for corporations consistent with investment in investment-quality securities of domestic corporations whose dividends qualify for the 70% corporate dividends-received deduction.

We are pleased to report that Franklin Corporate Qualified Dividend Fund met its investment objective during the reporting period. The fund's share price, as measured by net asset value, fluctuated within a narrow range and ended at $24.07 on March 31, 1998, up from $24.03 on September 30, 1997. During the period, the fund also paid monthly tax-advantaged income, which totaled 50.7 cents ($0.507) per share.

The chart on page 20 profiles the fund's investments at the close of the period. As the illustration shows, auction-rate preferred stocks and cash & equivalents comprised about 53.5% of the fund's total net assets. With the exception of cash & equivalents, auction-rate preferred stocks tend to exhibit the lowest price-sensitivity to interest rates, because they normally reset their rates every 49 days, based on the results of a Dutch auction. The process generally allows investors to receive par value for their securities at periodic intervals, as other investors bid to set a new dividend rate.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Adjustable-rate preferred stocks offer somewhat less price stability than auction-rate preferreds. Adjustables reset their dividend rates approximately every 90 days (according to a yield spread fixed at the time of original sale) relative to the highest of three U.S. Treasury benchmarks: the three-month Treasury Bill Rate, the 10-year Constant Maturity Rate and the 20-year Constant Maturity Rate. Thus, adjustables tend to maintain their prices even when interest rates swing radically, but they are not protected from losses resulting from a decline in credit quality.

Fixed-rate preferred stocks have the least price stability. However, all of our fixed rate preferreds had limited terms until redemption, ranging from a few months to a few years. This factor lowers their sensitivity to interest rates, similar to that of short- to intermediate-term bonds.We seek to control various sources of potential risk, including interest rate and credit risk, through careful selection of securities and active management of the fund. National rating services, such as Standard and Poor's and Moody's, as well as our own in-house evaluations, provide portfolio managers with a guide to each issuer's credit quality. The chart to the right illustrates the quality breakdown of the fund's investments at the close of the period.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Corporate Qualified Dividend Fund's share price, as measured by net asset value, increased 4 cents ($0.04), from $24.03 on September 30, 1997, to $24.07 on March 31, 1998. The fund also paid income distributions totaling 50.7 cents ($0.507) per share over the same period. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.03%, based on an annualization of March's monthly dividend of 8.2 cents ($0.082) per share and the maximum offering price of $24.44 on March 31, 1998. Based on the 1998 maximum federal corporate tax rate of 35%, the taxable equivalent distribution rate was 5.55%, assuming that 100% of your fund's dividends qualify for the 70% corporate dividends-received deduction.

For the six-month period ended March 31, 1998, your fund produced a +2.31% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge.

We have always maintained a long-term perspective and encourage our shareholders to do the same. While the fund may experience volatility from time to time, we believe its performance should be satisfactory over the long term. As you can see from the table on page 23, the fund's Class I shares delivered a +93.61% cumulative total return since inception on January 14, 1987.

Franklin Corporate Qualified Dividend Fund
Periods ended 3/31/98
                                                                       Since
                                                                     Inception
                                    1-Year      5-Year     10-Year   (1/14/87)
==============================================================================
NAV Cumulative Total Return1          5.08%      25.14%     106.78%    93.61%
POP Cumulative Total Return1          3.52%      23.24%     103.65%    90.71%
NAV Average Annual Total Return2      5.08%       4.59%       7.54%     6.07%
POP Average Annual Total Return2      3.52%       4.27%       7.37%     5.93%

Distribution Rate3                            4.03%
Taxable Equivalent Distribution Rate4         5.55%
30-Day Standardized Yield5                    3.92%
Taxable Equivalent Yield4                     5.40%

1. Net asset value (NAV) cumulative total return shows the change in value of an investment over the periods indicated and does not include the sales charge. Public offering price (POP) return includes the sales charge.
2. NAV average annual total return represents the average annual change in value of an investment over the periods indicated and does not include the sales charge. POP return reflects the maximum 1.5% initial sales charge.
3. Distribution rate is based on an annualization of March's 8.2 cent per share monthly dividend and the maximum offering price of $24.44 on March 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal corporate tax rate of 35%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.
Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Corporate Qualified Dividend Fund

                                                                                     Class I
                                                  --------------------------------------------------------------------
                                               Six Months Ended
                                                March 31, 1998                     Year Ended September 30,
                                                              --------------------------------------------------------
                                                  (unaudited)   1997          1996      1995          1994       19931
                                                  --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $24.03     $23.52        $23.76    $23.69        $24.47     $23.75
Income from investment operations:
 Net investment income .....................           .48       1.11          1.10      1.21          1.02        .73
 Net realized and unrealized gains (losses)            .07        .44          (.19)      --           (.84)       .78
                                                 ----------------------------------------------------------------------
Total from investment operations ...........           .55       1.55           .91      1.21           .18       1.51
                                                 ----------------------------------------------------------------------
Less distributions from net investment income         (.51)     (1.04)        (1.15)    (1.14)         (.96)      (.79)
                                                 ----------------------------------------------------------------------
Net asset value, end of period .............        $24.07     $24.03        $23.52    $23.76        $23.69     $24.47
                                                 ----------------------------------------------------------------------

Total return* ..............................          2.31%      6.71%         3.94%     5.26%          .72%      6.44%

Ratios/supplemental data
Net assets, end of period (000's) ..........        $24,454    $24,546      $27,791    $27,793      $31,790    $33,849
Ratio to average net assets:
 Expenses ..................................          1.19%**    1.03%         1.07%     1.02%         1.00%      1.06%**
 Net investment income .....................          3.96%**    4.56%         4.64%     5.02%         4.19%      4.09%**
Portfolio turnover rate ....................          9.00%     13.41%        24.88%    29.18%        32.17%     27.46%
Average commission rate paid*** ............            --      $.0600        $.0600       --            --         --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.
** Annualized.
*** Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
1For the nine months ended September 30, 1993.


See notes to financial statements.

FRANKLIN MANAGED TRUST
Statement of Investments, March 31, 1998 (unaudited)


 Franklin Corporate Qualified Dividend Fund                                              SHARES          VALUE
a  Adjustable Rate Preferred Stocks 26.4%
   Commercial Banks/Bank Holding Companies 8.5%
   Chase Manhattan, 5.10% flex rate pfd., Series N ................................     36,000        $ 888,750
   Citicorp, 4.956% adj. rate pfd., Series 19 .....................................     48,200        1,192,950
                                                                                                  -------------
                                                                                                      2,081,700
                                                                                                  -------------
   Electric Utilities 8.7%
   Arizona Public Service Co., 6.00% adj. rate pfd., Series Q .....................     10,000          947,500
   Toledo Edison Co., 7.00% cum. adj. rate pfd., Series A .........................     46,700        1,174,799
                                                                                                  -------------
                                                                                                      2,122,299
                                                                                                  -------------
   Gas Transmission 4.8%
   Enserch Corp., 5.542% adj. rate pfd., Series A .................................     48,000        1,173,000
                                                                                                  -------------
   Government Sponsored Enterprise 4.4%
   Sallie-Mae, 5.00% adj. rate pfd., Series A .....................................     22,000        1,078,000
                                                                                                  -------------
   Total Adjustable Rate Preferred Stocks (Cost $6,300,572)                                           6,454,999
                                                                                                  -------------
b  Auction Rate Preferred Stocks 38.6%
c  Alabama Power Co., 3.95%, Series 1993 ..........................................          2          200,921
c  CNA Financial Corp., 4.015%, Series F  .........................................         12        1,206,558
c  Central Power and Light Corp., 4.089%, Series B ................................         12        1,206,679
c  General Electric Capital Corp., 4.10%, Series K ................................         12        1,206,490
c  International Lease Finance, 4.115%, Series B ..................................         11        1,101,886
d  Morgan (JP), Inc., 4.20%, Series C .............................................      1,100        1,103,316
c  Northern Trust Corp., 4.00%, Series C ..........................................         11        1,104,278
c  Republic NY Corp., 4.095%, Series A ............................................         11        1,101,877
c  Virginia Electric and Power Co., 4.05%, Series 92-A ............................         12        1,205,805
                                                                                                  -------------
   Total Auction Rate Preferred Stocks (Cost $9,400,000)                                              9,437,810
                                                                                                  -------------
   Fixed Rate Preferred Stocks 20.1%

   Financial Services 8.4%
   Donaldson, Lufkin & Jenrette Securities Corp., 5.94% adj. rate pfd., Series A ..     20,000        1,021,250
   Morgan Stanley & Co., Inc., 5.91% adj. rate pfd. ...............................     20,000        1,030,000
                                                                                                  -------------
                                                                                                      2,051,250
                                                                                                  -------------
   Pharmaceuticals 5.4%
c Smithkline Beecham Holding, 5.58%, Series A-1 ...................................         13        1,331,688
                                                                                                  -------------
   Utilities 6.3%
   Entergy Louisiana, Inc., 7.00% S.F., pfd. ......................................     15,000        1,531,875
                                                                                                  -------------
   Total Fixed Rate Preferred Stocks (Cost $4,966,050) ............................                   4,914,813
                                                                                                  -------------
   Total Long Term Investments (Cost $20,666,622) .................................                  20,807,622
                                                                                                  -------------

  eRepurchase Agreement 15.1%
   Joint Repurchase Agreement, 5.819%, 4/01/98, (Maturity Value $3,701,598)
   (Cost $3,701,000)............................................................... $3,701,000      $ 3,701,000
     BancAmerica Robertson Stephens, (Maturity Value $305,566)
     Barclays  Capital Group,  Inc.,  (Maturity Value $305,566) Bear,  Stearns &
     Co., Inc.,  (Maturity Value $166,672) BT Alex Brown, Inc.,  (Maturity Value
     $55,558) Chase Securities,  Inc., (Maturity Value $298,375) CIBC Wood Gundy
     Securities Corp.,  (Maturity Value $430,899)  Donaldson,  Lufkin & Jenrette
     Securities Corp., (Maturity Value $305,566)
     Dresdner Kleinwort Benson, North America, L.L.C., (Maturity Value $305,566)
     Greenwich Capital Markets, Inc., (Maturity Value $305,566) Morgan Stanley &
     Co.,  Inc.,  (Maturity  Value  $305,566)  Paribas  Corp.,  (Maturity  Value
     $305,566) SBC Warburg  Dillon Read,  Inc.,  (Maturity  Value  $305,566) UBS
     Securities, L.L.C., (Maturity Value $305,566)
      Collateralized by U.S. Treasury Bills and Notes..............................
                                                                                                  -------------
   Total Investments (Cost $24,367,622) 100.2% ....................................                  24,508,622
   Other Assets, less Liabilities (.2%) ...........................................                    (54,410)
                                                                                                  -------------
   Net Assets 100.0%...............................................................                 $24,454,212
                                                                                                    ===========


aDividend rates adjust quarterly in reference to various U.S. Treasury benchmarks.
bDividend rates adjust in response to periodic auctions, normally on a 49-day cycle.
c1 share = $100,000 par value
d1 share = $1,000 par value
eSee Note 1(b) regarding joint repurchase agreement.


See notes to financial statements.


FRANKLIN MANAGED TRUST
Financial Highlights



Franklin Rising Dividends Fund
                                                                      Class I
                                         -----------------------------------------------------------------
                                         Six Months Ended
                                          March 31, 1998                 Year Ended September 30,
                                                            ----------------------------------------------
                                            (unaudited)      1997       1996       1995     1994     19931
                                         -----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout
  the period)
Net asset value, beginning of period         $26.93        $20.03     $17.31   $14.67    $15.43     $16.18
                                         -----------------------------------------------------------------
Income from investment operations:
 Net investment income                          .06           .16        .28        .33      .28       .19
 Net realized and unrealized gains (losses)    3.03          8.23       2.78       2.61     (.80)     (.74)
                                         -----------------------------------------------------------------
Total from investment operations               3.09          8.39       3.06       2.94     (.52)     (.55)
                                         -----------------------------------------------------------------
Less distributions from:
 Net investment income                         (.06)         (.18)      (.34)      (.30)    (.24)     (.20)
 Net realized gains                           (3.20)        (1.31)        --         --       --        --
                                         -----------------------------------------------------------------
Total distributions                           (3.26)        (1.49)      (.34)      (.30)    (.24)     (.20)
                                         -----------------------------------------------------------------
Net asset value, end of period               $26.76        $26.93     $20.03     $17.31   $14.67    $15.43
                                         =================================================================
Total return*                                 12.80%        44.10%     17.83%     20.32%   (3.38%)   (3.43%)

Ratios/supplemental data
Net assets, end of period (000's)          $492,803      $394,873   $277,746   $260,917  $261,461  $356,708
Ratio to average net assets:
 Expenses                                   1.38%**       1.41%      1.40%      1.43%    1.43%     1.40%**
 Net investment income                       .46%**        .71%      1.49%      2.10%    1.81%     1.73%**
Portfolio turnover rate                    12.16%        39.47%     31.55%     14.60%   25.75%    11.48%
Average commission rate paid***             $.0536        $.0511     $.0508       --       --        --





*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
1For the nine months ended September 30, 1993.


Franklin Rising Dividends Fund
                                                                                 Class II
                                                              ---------------------------------------------
                                                              Six Months Ended
                                                               March 31, 1998    Year Ended September 30,
                                                                                ---------------------------
                                                                 (unaudited)    1997      1996      19952
                                                              ---------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                                   $26.85     $19.98    $17.28   $15.47
                                                              ---------------------------------------------
Income from investment operations:
 Net investment income                                                  --           .08       .21      .11
 Net realized and unrealized gains                                       3.02       8.17      2.74     1.83
                                                              ---------------------------------------------
Total from investment operations                                         3.02       8.25      2.95     1.94
                                                              ---------------------------------------------
Less distributions from:
 Net investment income                                                  --          (.07)     (.25)    (.13)
 Net realized gains                                                     (3.20)     (1.31)       --       --
                                                              ---------------------------------------------
Total distributions                                                     (3.20)     (1.38)     (.25)    (.13)
                                                              ---------------------------------------------
Net asset value, end of period                                         $26.67     $26.85    $19.98   $17.28
                                                              =============================================

Total return*                                                           12.54%     43.37%    17.16%   12.56%

Ratios/supplemental data
Net assets, end of period (000's)                                     $36,142    $14,526    $3,882   $1,060
Ratio to average net assets:
 Expenses                                                              1.92%**    1.95%     1.95%    1.90%**
 Net investment income                                                 (.02%)**    .17%      .94%    1.92%**
Portfolio turnover rate                                               12.16%     39.47%    31.55%   14.60%
Average commission rate paid***                                        $.0536     $.0511    $.0508     --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
2For the period May 1, 1995 (effective date) to September 30, 1995.

See notes to financial statements.



FRANKLIN MANAGED TRUST
Statement of Investments, March 31, 1998 (unaudited)





 Franklin Rising Dividends Fund                                                       SHARES       VALUE
===============================================================================================================
  Common Stocks 97.7%
   Banks/Thrifts 14.7%
   CoreStates Financial Corp.......................................................     57,500      $ 5,160,625
   First Union Corp................................................................    197,000       11,179,750
   Mercantile Bankshares Corp......................................................    150,950        5,462,503
   National Commerce Bancorp.......................................................    274,300       11,692,038
   State Street Corp...............................................................     98,200        6,683,738
   TrustCo. Bank Corp., New York...................................................    293,716        8,334,192
   U.S. Bancorp....................................................................     77,000        9,605,750
   Washington Mutual, Inc..........................................................    184,500       13,232,119
   Wilmington Trust Corp...........................................................     96,200        6,385,267
                                                                                                  -------------
                                                                                                     77,735,982
                                                                                                  -------------
   Consumer Goods/Services 17.3%
   Alberto-Culver Co., Class A.....................................................    472,100       12,717,194
   Bemis Co., Inc..................................................................    226,600       10,225,325
   Block Drug Co., Inc., Class A...................................................    108,659        4,563,678
   Dimon, Inc......................................................................    412,700        6,886,931
   Newell Co.......................................................................    187,200        9,067,500
   Nike, Inc., Class B.............................................................     68,500        3,031,125
   Pall Corp.......................................................................    806,500       17,339,750
   Philip Morris Cos., Inc.........................................................    163,700        6,824,244
   Sherwin-Williams Co.............................................................    320,000       11,360,000
   Stanhome, Inc...................................................................     23,900          643,806
   Universal Corp..................................................................    202,300        8,913,844
                                                                                                  -------------
                                                                                                     91,573,397
                                                                                                  -------------
   Drugs/Health Care 2.6%
   Becton, Dickinson & Co..........................................................    129,000        8,780,063
   Merck & Co., Inc................................................................     16,100        2,066,838
   West Co., Inc...................................................................     93,600        2,819,700
                                                                                                  -------------
                                                                                                     13,666,601
                                                                                                  -------------
   Electronics/Technology 8.6%
   Baldor Electric Co..............................................................    210,266        5,664,040
   Cohu, Inc.......................................................................    258,200        9,811,600
   Diebold, Inc....................................................................    224,000        9,856,000
   General Electric Co.............................................................     65,000        5,602,188
   Hewlett-Packard Co..............................................................     81,100        5,139,713
   Hubbell Inc., Class B...........................................................    119,300        6,009,738
   Rockwell International Corp.....................................................     62,300        3,574,463
                                                                                                  -------------
                                                                                                     45,657,742
                                                                                                  -------------
   Energy 1.0%
   Royal Dutch Petroleum Co. New York Shares, ADR (Netherlands)....................     93,700        5,323,331
                                                                                                  -------------
   Financial Services 1.7%
   Fannie Mae......................................................................    139,000        8,791,750
                                                                                                  -------------

   Industrial 19.3%
   Donaldson Co., Inc..............................................................     66,900      $ 1,722,675
   Dover Corp......................................................................    228,400        8,679,200
   Flowserve Corp..................................................................    156,200        5,096,025
   Graco, Inc......................................................................     98,400        2,982,750
   Hanna (M.A.) Co.................................................................    406,500        9,933,844
   Kaydon Corp.....................................................................    281,700       11,514,488
   Kimball International, Inc., Class B............................................    421,000        9,683,000
   Leggett & Platt, Inc............................................................    215,200       11,069,350
   Millipore Corp..................................................................    238,300        8,280,925
   Myers Industries, Inc...........................................................    292,280        6,101,345
   Nucor Corp......................................................................    183,400        9,983,838
   Superior Industries International, Inc..........................................    167,800        5,568,863
   Superior Surgical Manufacturing Co., Inc........................................    138,300        2,420,250
   Watts Industries, Inc., Class A.................................................    310,000        9,261,250
                                                                                                  -------------
                                                                                                    102,297,803
                                                                                                  -------------
   Insurance - Life .1%
   American Heritage Life Investment Corp..........................................     33,800          697,125
                                                                                                  -------------
   Insurance - Property/Casualty 12.8%
   Allied Group, Inc...............................................................    293,825        9,475,856
   American International Group, Inc...............................................     40,250        5,068,984
   Chubb Corp......................................................................    103,000        8,072,625
   Harleysville Group, Inc.........................................................     69,700        1,812,200
   Mercury General Corp............................................................    215,200       13,463,450
   MMI Cos., Inc...................................................................    395,400        9,514,313
   ReliaStar Financial Corp........................................................    157,800        7,268,663
   RLI Corp........................................................................    159,250        8,599,500
   St. Paul Cos., Inc..............................................................     47,200        4,206,700
                                                                                                  -------------
                                                                                                     67,482,291
                                                                                                  -------------
   Office/Business Supplies 8.5%
   Avery Dennison Corp.............................................................    188,600       10,066,525
   Brady (W.H.) Corp...............................................................    142,300        4,767,050
   Ennis Business Forms, Inc.......................................................    256,900        3,018,575
   Standard Register Co............................................................    247,700        8,406,319
   Wallace Computer Services, Inc..................................................    534,900       18,520,913
                                                                                                  -------------
                                                                                                     44,779,382
                                                                                                  -------------
   Retail 9.8%
   Family Dollar Stores, Inc.......................................................    625,600       23,772,800
   The Limited, Inc................................................................    280,200        8,038,238
   Rite Aid Corp...................................................................    273,800        9,377,650
   Schultz Sav-O Stores, Inc.......................................................     23,000          385,250
   Wal-Mart Stores, Inc............................................................    204,300       10,380,994
                                                                                                  -------------
                                                                                                     51,954,932
                                                                                                  -------------

   Transportation 1.3%
   Circle International Group, Inc.................................................    265,200      $ 7,027,800
                                                                                                  -------------
   Total Common Stocks (Cost $345,304,862).........................................                 516,988,136
                                                                                                  -------------
   Convertible Preferred Stock .2%
   American Heritage Life Investment Corp., 8.50% cvt. pfd. (Cost $625,000)........     12,500          765,625
                                                                                                  -------------
   Total Long Term Investments (Cost $345,929,862).................................                 517,753,761
                                                                                                  -------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                     -----------
 e Repurchase Agreement 2.4%
   Joint Repurchase Agreement, 5.819%, 4/01/98, (Maturity Value $12,896,430)         $12,894,346     12,894,346
      (Cost $12,894,346)
    BancAmerica Robertson Stephens, (Maturity Value $1,064,600) Barclays Capital
    Group,  Inc.,  (Maturity  Value  $1,064,600)  Bear,  Stearns  &  Co.,  Inc.,
    (Maturity  Value  $580,726) BT Alex Brown,  Inc.,  (Maturity Value $193,575)
    Chase  Securities,   Inc.,  (Maturity  Value  $1,039,581)  CIBC  Wood  Gundy
    Securities Corp., (Maturity Value $1,501,148)  Donaldson,  Lufkin & Jenrette
    Securities  Corp.,  (Maturity Value $1,064,600)  Dresdner  Kleinwort Benson,
    North  America,   L.L.C.,  (Maturity  Value  $1,064,600)  Greenwich  Capital
    Markets,  Inc.,  (Maturity  Value  $1,064,600)  Morgan  Stanley & Co., Inc.,
    (Maturity Value $1,064,600)  Paribas Corp.,  (Maturity Value $1,064,600) SBC
    Warburg Dillon Read,  Inc.,  (Maturity  Value  $1,064,600)  UBS  Securities,
    L.L.C., (Maturity Value $1,064,600)
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                  -------------
   Total Investments (Cost $358,824,208) 100.3%....................................                 530,648,107
   Other Assets, less Liabilities (.3%)............................................                 (1,703,536)
                                                                                                  -------------
   Net Assets 100.0%...............................................................                $528,944,571
                                                                                                  =============

eSee Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Financial Highlights


Franklin Investment Grade Income Fund
                                                                     Class I
                                        ------------------------------------------------------------------
                                        Six Months Ended
                                         March 31, 1998                 Year Ended September 30,
                                                            ----------------------------------------------
                                           (unaudited)       1997       1996       1995     1994     19931
                                        ------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period          $9.08         $9.01      $9.04    $8.82     $9.31      $8.93
                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income                          .21           .41        .44      .44       .45        .38
 Net realized and unrealized gains              .04           .09       (.06)     .26      (.54)       .40
   (losses)
                                        ------------------------------------------------------------------
Total from investment operations                .25           .50        .38        .70     (.09)      .78
                                        ------------------------------------------------------------------
Less distributions from net                    (.24)         (.43)      (.41)      (.48)    (.40)     (.40)
   investment income
                                        ------------------------------------------------------------------
Net asset value, end of period                $9.09         $9.08      $9.01      $9.04    $8.82     $9.31
                                        ==================================================================
Total return*                                  2.74%         5.68%      4.25%      8.21%   (1.02%)    8.94%

Ratios/supplemental data
Net assets, end of period (000's)            $50,784     $43,568    $29,372     $29,824  $29,553   $35,970
Ratio to average net assets:
 Expenses                                      1.16%**       1.05%      1.06%      1.09%    1.05%     1.09%**
 Net investment income                         4.70%**       4.73%      4.81%      4.96%    4.91%     5.61%**
Portfolio turnover rate                       11.87%        41.32%     20.06%     64.70%   10.57%    53.19%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.
**Annualized.
1For the nine months ended September 30, 1993.

FRANKLIN MANAGED TRUST
Financial Highlights (continued)

Franklin Investment Grade Income Fund

                                                                                       Advisor Class
                                                                         --------------------------------------
                                                                            Six Months Ended
March 31, 1998                                                                 Year Ended
                                                                              (unaudited)   September 30, 19973
                                                                         --------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                                                   $9.07          $9.03
                                                                         --------------------------------------
Income from investment operations:
 Net investment income                                                                   .23            .28
 Net realized and unrealized gains                                                       .04            .07
                                                                         --------------------------------------
Total from investment operations                                                         .27            .35
                                                                         --------------------------------------
Less distributions from net investment income                                           (.25)          (.31)
                                                                         --------------------------------------
Net asset value, end of period                                                         $9.09          $9.07
                                                                         ======================================
Total return*                                                                           3.00%          3.98%

Ratios/supplemental data
Net assets, end of period (000's)                                                        $48            $39
Ratio to average net assets:
 Expenses                                                                                .85%**         .85%**
 Net investment income                                                                  4.98%**        4.84%**
Portfolio turnover rate                                                                11.87%         41.32%


*Total return is not annualized.
**Annualized.
3For the period January 2, 1997 (effective date) to September 30, 1997.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Statement of Investments, March 31, 1998 (unaudited)



                                                                                      PRINCIPAL
   Franklin Investment Grade Income Fund                                               AMOUNT           VALUE
 e U.S. Government Securities and Agencies 51.3%
   Tennessee Valley Authority, bonds, (putable*
   7/15/01, callable 7/15/20), 6.235%, 7/15/45).................................... $2,000,000      $ 2,058,512
   U.S. Treasury Notes, 5.125%, 4/30/98 ...........................................  1,000,000        1,000,001
   U.S. Treasury Notes, 5.875%, 8/15/98 ...........................................  2,000,000        2,003,126
   U.S. Treasury Notes, 5.875%, 1/31/99 ...........................................  2,000,000        2,005,626
   U.S. Treasury Notes, 5.875%, 3/31/99 ...........................................  1,000,000        1,003,438
   U.S. Treasury Notes, 6.00%, 6/30/99 ............................................  2,000,000        2,010,626
   U.S. Treasury Notes, 5.875%, 7/31/99 ...........................................  2,000,000        2,007,502
   U.S. Treasury Notes, 5.875%, 8/31/99 ...........................................  3,000,000        3,011,253
   U.S. Treasury Notes, 5.75%, 9/30/99 ............................................  1,000,000        1,002,188
   U.S. Treasury Notes, 5.625%, 11/30/99 ..........................................  2,000,000        2,001,252
   U.S. Treasury Notes, 5.625%, 12/31/99 ..........................................  2,000,000        2,001,252
   U.S. Treasury Notes, 5.50%, 3/31/00 ............................................  2,000,000        1,997,502
   U.S. Treasury Notes, 6.00%, 8/15/00 ............................................  2,000,000        2,016,876
   U.S. Treasury Notes, 5.375%, 2/15/01 ...........................................  2,000,000        1,988,126
                                                                                                  -------------
   Total U.S. Government Securities and Agencies (Cost $26,028,851)................                  26,107,280
                                                                                                  -------------
   Corporate Bonds 32.0%
   Banking 4.8%
   Southtrust Bank Alabama, (putable* 2/06/01), 5.58%, 2/06/06.....................  2,500,000        2,456,768
                                                                                                  -------------
   Business Services 3.0%
   Xerox Corp., (putable* 5/05/98), 5.90%, 5/05/37 ................................  1,500,000        1,506,774
                                                                                                  -------------
   Consumer Goods 4.1%
   Coca-Cola Enterprises, deb., (putable* 10/15/03), 6.70%,10/15/36 ...............  2,000,000        2,078,366
                                                                                                  -------------
   Financial Services 5.0%
   Norwest Financial, Inc., senior notes, 6.23%, 9/01/98 ..........................  1,000,000        1,001,178
   Sears Roebuck Acceptance Corp.,
   (putable* 11/15/00), 6.13%, 11/15/05 ...........................................    775,000          783,552
   (putable* 8/13/01), 6.15%, 11/15/05 ............................................    725,000          736,196
                                                                                                  -------------
                                                                                                      2,520,926
                                                                                                  -------------
   Industrial 8.0%
   Bausch & Lomb, notes, (putable* 11/15/00), 6.56%, 8/12/26 ......................  2,000,000        2,070,136
   WMX Technologies, Inc., notes, (putable* 5/15/00), 6.65%, 5/15/05 ..............  2,000,000        2,018,598
                                                                                                  -------------
                                                                                                      4,088,734
                                                                                                  -------------
   Retail 3.1%
   Penney J.C. & Co., Inc., deb., (putable* 8/15/03), 6.90%, 8/15/26 ..............  1,500,000        1,568,004
                                                                                                  -------------
   Telephone Utilities 4.0%
   Bellsouth Telecommunications Corp., deb., (putable* 11/15/00), 5.85%, 11/15/45 .  2,000,000        2,014,972
                                                                                                  -------------
   Total Corporate Bonds (Cost $16,045,873)........................................                  16,234,544
                                                                                                  -------------
   Total Long Term Investments (Cost $42,074,724)..................................                  42,341,824
                                                                                                  -------------

 e Repurchase Agreement 15.2%
   Joint Repurchase Agreement, 5.819%, 4/01/98,
 (Maturity Value $7,748,470) (Cost $7,747,218) .................................... $7,747,218    $   7,747,218
    BancAmerica Robertson Stephens, (Maturity Value $639,634)
    Barclays Capital Group, Inc., (Maturity Value $639,635) Bear, Stearns & Co.,
    Inc.,  (Maturity  Value  $348,891)  BT Alex  Brown,  Inc.,  (Maturity  Value
    $116,297) Chase Securities,  Inc., (Maturity Value $624,580) CIBC Wood Gundy
    Securities  Corp.,  (Maturity Value $901,990)  Donaldson,  Lufkin & Jenrette
    Securities Corp., (Maturity Value $639,635)
    Dresdner Kleinwort Benson, North America, L.L.C., (Maturity Value $639,634)
    Greenwich Capital Markets, Inc., (Maturity Value $639,635)
    Morgan Stanley & Co., Inc. (Maturity Value $639,635)
    Paribas Corp., (Maturity Value $639,635)
    SBC Warburg Dillon Read, Inc., (Maturity Value $639,635)
    UBS Securities, L.L.C., (Maturity Value $639,634)
     Collateralized by U.S. Treasury Bills and Notes

                                                                                                   ------------
   Total Investments (Cost $49,821,942) 98.5%......................................                  50,089,042
   Other Assets, less Liabilities 1.5%.............................................                     742,656
                                                                                                   ------------
   Net Assets 100.0%...............................................................                 $50,831,698
                                                                                                   ------------

*Holder may redeem at par on put date.
eSee Note 1(b) regarding joint repurchase agreement.

FRANKLIN MANAGED TRUST
Financial Statements

Statement of Assets and Liabilities
March 31, 1998 (unaudited)



                                                                   Franklin       Franklin       Franklin
                                                              Corporate Qualified  Rising    Investment Grade
                                                                 Dividend Fund  Dividends Fund   Income Fund
                                                               ----------------------------------------------
Assets:
 Investments in securities:
  Cost                                                           $20,666,622   $345,929,862   $42,074,724
                                                                =========================================
  Value                                                           20,807,622    517,753,761    42,341,824
 Repurchase agreements, at value and cost                          3,701,000     12,894,346     7,747,218
 Cash                                                                 94,723        814,234            67
 Receivables:
  Capital shares sold                                                    674      1,107,061       360,951
  Dividends and interest                                              11,571        670,545       536,044
                                                                -----------------------------------------
Total assets                                                      24,615,590    533,239,947    50,986,104
                                                                -----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                                         --      3,131,343            --
  Capital shares redeemed                                            112,581        169,326        34,359
  Affiliates                                                          40,587        806,922        62,434
  Shareholders                                                         1,480        163,505        50,581
 Other liabilities                                                     6,730         24,280         7,032
                                                                -----------------------------------------
Total liabilities                                                    161,378      4,295,376       154,406
                                                                -----------------------------------------
 Net assets, at value                                            $24,454,212   $528,944,571   $50,831,698
                                                                =========================================
Net assets consist of:
 Undistributed net investment income                               $ 241,198       $ 18,675     $ 181,606
 Net unrealized appreciation                                         141,000    171,823,899       267,100
 Accumulated net realized gain (loss)                             (2,070,150)    13,497,246      (804,316)
 Capital shares                                                   26,142,164    343,604,751    51,187,308
                                                                -----------------------------------------
Net assets, at value                                             $24,454,212   $528,944,571   $50,831,698
                                                                =========================================


                                                                          Franklin          Franklin       Franklin
                                                                     Corporate Qualified     Rising     Investment Grade
                                                                        Dividend Fund     Dividends Fund   Income Fund
Class I:
 Net assets, at value                                                       $24,454,212   $492,802,779   $50,784,051
                                                                            ========================================
 Shares outstanding                                                           1,016,013     18,413,376     5,587,697
                                                                            ========================================
 Net asset value per share*                                                      $24.07         $26.76         $9.09
                                                                            ========================================
 Maximum offering price per share (net asset value per share / 98.5%,
  95.5%, and 95.75%, respectively)                                               $24.44         $28.02         $9.49
                                                                            ========================================

Class II:
 Net assets, at value                                                                      $36,141,792
                                                                                           ===========
 Shares outstanding                                                                          1,355,233
                                                                                           ===========
 Net asset value per share*                                                                     $26.67
                                                                                           ===========
 Maximum offering price per share (net asset value per share / 99%)                             $26.94
                                                                                           ===========

Advisor Class:
 Net assets, at value                                                                                        $47,647
                                                                                                            ========
 Shares outstanding                                                                                            5,242
                                                                                                            ========
 Net asset value and maximum offering price per share                                                          $9.09
                                                                                                            ========


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statement of Operations
for the six months ended March 31, 1998 (unaudited)




                                                                   Franklin      Franklin       Franklin
                                                              Corporate Qualified Rising    Investment Grade
                                                                 Dividend FundDividends Fund   Income Fund
                                                               ---------------------------------------------
Investment income:
 Dividends                                                          $511,005    $ 3,688,221           $--
 Interest                                                            102,531        453,510     1,396,151
                                                                 ----------------------------------------
Total investment income                                              613,536      4,141,731     1,396,151

Expenses:
 Management fees (Note 3)                                             59,602      1,674,892       119,342
 Distribution fees (Note 3)
  Class I                                                             34,995        968,061        74,882
  Class II                                                                --        109,577            --
 Transfer agent fees (Note 3)                                          3,590        254,182        23,270
 Reports to shareholders                                               2,788         59,263         7,128
 Accounting fees (Note 3)                                             20,000         20,000        20,000
 Registration and filing fees                                         12,196         27,827        22,262
 Professional fees                                                     6,824         14,805         6,117
 Trustees' fees and expenses                                           1,469         14,849         2,250
 Other                                                                   486          9,305         1,704
                                                                -----------------------------------------
Total expenses                                                       141,950      3,152,761       276,955
                                                                -----------------------------------------
 Net investment income                                               471,586        988,970     1,119,196
                                                                -----------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from investments                          (101,500)    18,200,792         6,109
 Net unrealized appreciation on investments                          165,830     37,838,182       151,169
                                                                -----------------------------------------
Net realized and unrealized gain                                      64,330     56,038,974       157,278
                                                                -----------------------------------------
Net increase in net assets resulting from operations                $535,916    $57,027,944    $1,276,474
                                                                =========================================




                                            See notes to financial statements.



FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statements of Changes in Net Assets for the six months ended March 31, 1998 (unaudited) and the year ended September 30, 1997



                           Franklin Corporate Qualified     Franklin Rising          Franklin Investment Grade
                                   Dividend Fund             Dividends Fund                Income Fund
                           --------------------------------------------------------------------------------------
                           Six Months Ended  Year Ended Six Months Ended Year Ended  Six Months Ended  Year Ended
                              March 31, 1998   1997      March 31, 1998    1997        March 31, 1998    1997
                           --------------------------------------------------------------------------------------


Increase (decrease) in
  net assets:
 Operations:

  Net investment income         $ 471,586 $1,177,449     $ 988,970  $ 2,313,467    $ 1,119,196 $ 1,724,716
  Net realized gain (loss)
   from investments              (101,500)     5,034    18,200,792   49,210,010          6,109    344,319
  Net unrealized appreciation
   (depreciation) on investments  165,830    522,548    37,838,182   70,034,445        151,169    (78,808)
                                 -------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations                  535,916  1,705,031    57,027,944  121,557,922      1,276,474  1,990,227
Distributions to shareholders from:
 Net investment income:
  Class I                        (503,429)(1,127,403)     (970,295)  (2,490,290)    (1,206,352)(1,686,440)
  Class II                             --         --            --       (8,072)            --         --
  Advisor Class                        --         --            --           --         (1,219)    (1,534)
 Net realized gains:
  Class I                              --         --   (48,478,297) (18,098,843)            --         --
  Class II                             --         --    (2,104,631)    (288,240)            --         --

                                 -------------------------------------------------------------------------
Total distributions to           (503,429)(1,127,403)  (51,553,223) (20,885,445)    (1,207,571)(1,687,974)

  shareholders

Capital share transactions: (Note 2)
  Class I                        (123,778)(3,823,540)   93,507,159   18,867,160      7,146,823 13,893,814
  Class II                             --         --    20,563,263    8,231,696             --         --
  Advisor Class                        --         --            --           --          8,356     39,376
                                 -------------------------------------------------------------------------
Total capital share transactions (123,778)   (3,823,540) 114,070,422     27,098,856  7,155,179 13,933,190

Net increase (decrease)

 in net assets                    (91,291)(3,245,912)  119,545,143  127,771,333      7,224,082 14,235,443

Net assets:
 Beginning of period           24,545,503 27,791,415   409,399,428  281,628,095     43,607,616 29,372,173
                               ---------------------------------------------------------------------------
 End of period                $24,454,212 $24,545,503 $528,944,571 $409,399,428    $50,831,698 $43,607,616
                               ===========================================================================
Undistributed net investment
 income included in net assets
  End of period                 $ 241,198  $ 273,041      $ 18,675         $--       $ 181,606   $ 269,981
                               ===========================================================================
                                            See notes to financial statements.


FRANKLIN MANAGED TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of three series (the Funds). The Funds' investment objectives are:

        Fund                                          Objective
        ----------------------------------------------------------------
        Franklin Corporate Qualified Dividend Fund     Income
        Franklin Rising Dividends Fund                 Growth and Income
        Franklin Investment Grade Income Fund          Income

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The value of auction rate preferred stock is determined based upon quotations readily available in the marketplace. If there are no readily available quotations, the value is based upon the values of comparable traded securities. When market quotations are not readily available for securities held by the Fund, or for comparable securities, then such securities will be valued at par value plus the next accrued dividend, as approved by the Board of Trustees.

b. Joint Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1998, all outstanding repurchase agreements had been entered into on that date.

c. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Funds offer three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in each of the Fund's shares were as follows:



                                   Franklin Corporate Qualified Franklin Rising        Franklin Investment
                                           Dividend Fund        Dividends Fund          Grade Income Fund
                                      -------------------------------------------------------------------
Class I                               Shares    Amount        Shares     Amount        Shares     Amount
---------------------------------------------------------------------------------------------------------
Six months ended March 31, 1998
 Shares sold                         170,845  $ 4,102,850   3,682,158  $93,611,069   1,716,845  $15,588,152
 Shares issued in
 reinvestment of distributions        19,256      461,152   1,733,481   41,823,258     112,216    1,016,333
 Shares redeemed                    (195,363)  (4,687,780) (1,665,731) (41,927,168) (1,041,192)  (9,457,662)
                                    ----------------------------------------------------------------------
Net increase (decrease)               (5,262)  $ (123,778)  3,749,908  $93,507,159     787,869  $ 7,146,823
                                    ======================================================================
Year ended September 30, 1997
 Shares sold                         317,340   $7,553,837   2,748,993  $64,035,322   3,081,133  $27,806,195
 Shares issued in
 reinvestment of distributions        42,345    1,005,884     803,577   16,782,484     148,291    1,335,521
 Shares redeemed                    (520,179) (12,383,261) (2,754,192) (61,950,646) (1,688,767) (15,247,902)
                                    -----------------------------------------------------------------------
Net increase (decrease)             (160,494) $(3,823,540)    798,378  $18,867,160   1,540,657  $13,893,814
                                    =======================================================================


2. CAPITAL STOCK (cont.)
                                                            Franklin Rising
                                                             Dividends Fund
                                                          --------------------
Class II                                                  Shares     Amount
------------------------------------------------------------------------------
Six months ended March 31, 1998
 Shares sold                                              829,132  $21,019,898
 Shares issued in reinvestment of distributions           76,635     1,842,425
 Shares redeemed                                          (91,504)  (2,299,060)
                                                          --------------------
Net increase                                              814,263  $20,563,263
                                                          ====================


Year ended September 30, 1997
 Shares sold                                              428,747  $10,143,144
 Shares issued in reinvestment of distributions           11,554       239,444
 Shares redeemed                                          (93,599)  (2,150,892)
                                                          --------------------
Net increase                                              346,70   $ 8,231,696
                                                          ====================

                                                                                       Franklin Investment
                                                                                        Grade Income Fund
                                                                                       -------------------
Advisor Class                                                                          Shares     Amount
Six months ended March 31, 1998
 Shares sold                                                                              790    $ 7,263
 Shares issued in reinvestment of distributions                                           172      1,561
 Shares redeemed                                                                         (51)       (468)
                                                                                       ------------------
Net increase                                                                              911    $ 8,356
                                                                                       ==================

Period ended September 30, 1997*
 Shares sold                                                                           14,121   $127,787
 Shares issued in reinvestment of distributions                                           133      1,192
 Shares redeemed                                                                       (9,923)   (89,603)
                                                                                       ------------------
Net increase                                                                            4,331   $ 39,376
                                                                                       ==================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of Franklin Investment Advisory Services, Inc. (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc (FT Services) and Franklin/ Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds pay an investment management fee to Advisory Services based on the average net assets of each Fund as follows:



                                                     Franklin Corporate     Franklin Rising   Franklin Investment
                                                   Qualified Dividend Fund   Dividends Fund    Grade Income Fund
                                                   --------------------------------------------------------------
Average Daily Net Assets
First $500 million                                              .50%               .75%              .50%
Over $500 million, up to and including $1 billion               .45%               .625%             .45%
In excess of $1 billion                                         .40%               .50%              .40%


3. TRANSACTIONS WITH AFFILIATES (cont.)

Each of the Funds also pays accounting fees to Advisory Services.

Under an agreement with Advisers, FTServices provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Rising Dividends Fund reimburses Distributors up to .50% and 1.00% per year of its average daily net assets of Class I and Class II, respectively, and the Franklin Corporate Qualified Fund and the Franklin Investment Grade Income Fund reimburses Distributors up to .25% per year of the average daily net assets of Class I, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period ended March 31, 1998 as follows:



                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend Fund Dividend Fund   Grade Income Fund
Net commissions paid                                      $11,714           $165,666           $28,895
Contingent deferred sales charges                              --              $ 134                --


The Funds paid transfer agent fees of $281,042, of which $266,103 was paid to Investor Services.


4. INCOME TAXES

At September 30, 1997, the Franklin Corporate Qualified Dividend Fund and the Franklin Investment Grade Income Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                  Franklin       Franklin
                             Corporate QualifiedInvestment Grade
                                Dividend Fund   Income Fund
Capital loss carryovers expiring in:
         1998                       $ 794,958      $ 70,233
         1999                         226,936       117,414
         2000                         375,717            --
         2002                         328,483            --
         2003                          61,429       254,062
         2004                              --       368,716
         2005                         181,127            --
                              -----------------------------
                                   $1,968,650      $810,425
                              =============================

At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend Fund Dividend Fund   Grade Income Fund
                                                   ---------------------------------------------------------
Investments at cost                                    $24,367,622       $358,975,306         $49,821,942
                                                   =========================================================
Unrealized appreciation                                  $ 251,255       $175,531,438           $ 317,038
Unrealized depreciation                                   (110,255)        (3,858,637)            (49,938)
                                                   ---------------------------------------------------------
Net unrealized appreciation                              $ 141,000       $171,672,801           $ 267,100
                                                   =========================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1998 were as follows:


                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend Fund Dividend Fund   Grade Income Fund
                                                   ----------------------------------------------------------
Purchases                                               $4,173,880       $117,282,175         $13,235,484
Sales                                                   $1,800,000       $ 53,015,218         $ 4,500,000



Franklin Managed Trust
Semi-annual Report
March 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows the top 10 stock holdings of Franklin Rising Dividends Fund by company and industry as a percentage of total net assets as of 3/31/98.

Company                            Percentage of Total Net Assets
Industry

Family Dollar Stores, Inc.                           4.50%
Retail

Wallace Computer Services, Inc.                      3.51%
Office/Business Supplies

Pall Corp.                                           3.28%
Consumer Goods/Services

Mercury General Corp.                                2.55%
Insurance-Property/Casualty

Washington Mutual, Inc.                              2.50%
Banks/Thrifts

Alberto Culver Co.                                   2.41%
Consumer Goods/Serives

National Commerce Bancorp                            2.21%
Banks/Thrifts

Kaydon Corporation                                   2.18%
Industrial

Sherwin-Williams Co.                                 2.15%
Consumer Goods/Services

First Union Corporation                              2.12%
Banks/Thrifts

GRAPHIC MATERIAL (2)

This chart shows in pie format the credit quality breakdown of the Franklin Investment Grade Income Fund based on a percentage of total net assets as of 3/31/98.

AAA                     72.12%
AA                      1.96%
A                       17.90%
BBB                     8.02%

GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin Investment Grade Income Fund Class I from 10/1/97 to 3/31/98.

October                      3.3 cents
November                     3.3 cents
December                     7.0 cents
January                      3.3 cents
February                     3.3 cents
March                        3.3 cents
Total                       23.5 cents

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Investment Grade Income Fund Class II from 10/1/97 to 3/31/98.

October                      3.41 cents
November                     3.45 cents
December                     7.52 cents
January                      3.49 cents
February                     3.49 cents
March                        3.49 cents
Total                       24.85 cents

GRAPHIC MATERIAL (5)

This chart shows in line format the portfolio breakdown and sector price stability of Franklin Corporate Qualified Dividend Fund based on total net assets as of 3/31/98. Price stability is listed lower to higher.

Fixed-Rate Preferred Stocks                       20.1%
Adjustable-Rate Preferred Stocks                  26.4%
Auction-Rate Preferred Stocks                     38.6%
Cash & Equivalents                                14.9%

GRAPHIC MATERIAL (6)

This chart shows in pie format the credit quality breakdown of the Franklin Corporate Qualified Dividend Fund based on a percentage of total net assets as of 3/31/98.

AAA                     19.88%
A                       58.85%
BBB                     16.49%
BB                       4.78%

GRAPHIC MATERIAL (7)

This chart shows the dividend distributions for Franklin Corporate Qualified Dividend Fund from 10/1/97 to 3/31/98.

October                      8.5 cents
November                     8.5 cents
December                     8.5 cents
January                      8.5 cents
February                     8.5 cents
March                        8.2 cents
Total                       50.7 cents